     As filed with the Securities and Exchange Commission on December 31, 1998
                                                           Registration No. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                  -----------------

                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                                  -----------------

                                   IMC GLOBAL INC.
                (Exact name of registrant as specified in its charter)

              DELAWARE                                 36-3492467
  (State or other jurisdiction of         (I.R.S. Employer Identification No.)
  incorporation or organization)

            2100 SANDERS ROAD                             60062
          NORTHBROOK, ILLINOIS                          (Zip Code)
(Address of principal executive offices)


         SAVINGS PLAN FOR HOURLY EMPLOYEES OF IMC-AGRICO, INC. REPRESENTED BY
                   LOCAL #968 INTERNATIONAL CHEMICAL WORKERS UNION
                               (Full title of the plan)

                                  J. BRADFORD JAMES
                  SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                                   IMC GLOBAL INC.
                                 2100 SANDERS ROAD
                             NORTHBROOK, ILLINOIS 60062
                                   (847) 272-9200
                       (Name, address, and telephone number,
                     including area code, of agent for service)

                                  -----------------

                           CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
       Title of               Amount            Proposed           Proposed           Amount of
   Securities to be            to be            Maximum            Maximum        Registration Fee
      Registered            Registered          Offering          Aggregate
                                               Price Per           Offering
                                                 Share              Price
-----------------------------------------------------------------------------------------------------
 Common Stock,           20,000 shares (2)     $20.9375 (3)       $418,750.00 (3)         $117.00
 $1.00 par value(1)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

(1) Rights to purchase 1/200 of a share of Series C Junior Participating Preferred Stock, par value $1.00 per share, initially are attached to and trade with the shares of common stock being registered hereby. The value attributable to such rights, if any, is reflected in the market price of such common stock.
(2) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered pursuant to the employee benefit plan described herein.
(3) Estimated solely for the purpose of calculating the registration fee and, pursuant to Rule 457(h) under the Securities Act of 1933, based upon the average of the high and low sale prices of the common stock reported on the New York Stock Exchange on December 30, 1998.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                          INFORMATION REQUIRED IN THE
                             REGISTRATION STATEMENT


ITEM 3.     INCORPORATION OF DOCUMENTS BY REFERENCE.

      The following documents (Commission File No. 1-09759) heretofore filed with the Securities and Exchange Commission (the "Commission") by IMC Global Inc., a Delaware corporation (the "Company"), are incorporated herein by reference:

      (a) The Company's Annual Report on Form 10-K for the year ended December 31, 1997;

      (b) The Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998, June 30, 1998 and September 30, 1998, the Company's Current Reports on Form 8-K dated January 14, 1998, April 1, 1998, October 28, 1998, November 17, 1998 and December 31, 1998, and the Company's Current Reports on Form 8-K/A which were filed with the Commission on June 15, 1998 and September 16, 1998;

      (c) The description of the common stock being registered hereby, which is contained in the Company's Registration Statement on Form 8-A/A-1 filed January 12, 1996 under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any subsequent amendment or any report filed for the purpose of updating such description; and

      (d) The description of the Rights to purchase 1/200 of a share of Series C Junior participating Preferred Stock, par value $1.50 per share (the "Rights"), which is contained in the Company's Registration Statement on Form 8-A filed June 23, 1989, as amended by Forms 8-A/A dated September 7, 1995 and January 12, 1996.

      All documents filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, and all documents filed by the Savings Plan for Hourly Employees of IMC-Agrico, Inc. Represented by Local # 968 International Chemical Workers Union (the "Plan") pursuant to Section 15(d) of the Exchange Act, after the date of this registration statement and prior to the filing of a post-effective amendment to this registration statement which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this registration statement and to be a part hereof from the respective dates of filing of such documents (such documents, and the documents enumerated above, being hereinafter referred to as "Incorporated Documents").

      Any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 4.     DESCRIPTION OF SECURITIES.

      Not applicable.

ITEM 5.     INTERESTS OF NAMED EXPERTS AND COUNSEL.

      Not applicable.

ITEM 6.     INDEMNIFICATION OF DIRECTORS AND OFFICERS.

      The Delaware General Corporation Law (the "DGCL") permits a Delaware corporation to indemnify any persons who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person was an officer or director of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses(including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided that such officer or director acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation's best interests, and, for criminal proceedings, had no reasonable cause to believe his or her conduct was illegal. A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation in the performance of his or her duty. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him or her against the expenses which such officer or director actually and reasonably incurred.

      The Company's Restated Certificate of Incorporation, as amended, provides that the Company will indemnify each officer and director of the Company to the fullest extent permitted by applicable law. The Company's By-Laws provide that each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, will be indemnified by the Company to the full extent permitted by the DGCL. The indemnification rights conferred by the Company's Restated Certificate of Incorporation, as amended, are not exclusive of any other right to which persons seeking indemnification may be entitled under any law, By-Law, agreement, vote of stockholders or disinterested directors or otherwise. The Company is authorized to purchase and maintain (and the Company maintains) insurance on behalf of its directors and officers.

ITEM 7.     EXEMPTION FROM REGISTRATION CLAIMED.

      Not applicable.

ITEM 8.     EXHIBITS.

EXHIBIT NO. DESCRIPTION
----------  -----------
4.1         Restated Certificate of Incorporation, as amended (incorporated by reference to Exhibit 3.1 to the Company's Current Report on Form 8-K
            dated October 21, 1994)

4.2 Certificate of Amendment to Restated Certificate of Incorporation, dated October 20, 1994 (incorporated by reference to Exhibit 3.2 to the Company's Annual Report on Form 10-K dated September 24, 1997)

4.3 Certificate of Amendment to Restated Certificate of Incorporation, dated October 23, 1995 (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form 8-A/A-1 dated January
            12, 1996)

4.4 Certificate of Amendment to Restated Certificate of Incorporation, dated March 1, 1996 (incorporated by reference to Exhibit 4.4 to the Company's Post-Effective Amendment No. 1 on Form S-B to Form S-4
            (Registration No. 333-0439) dated March 1, 1996)

4.5 By-laws of the Company (incorporated by reference to Exhibit 4.5 to the Company's Registration Statement on Form S-4 (Registration No.
            333-40377)  dated November 17, 1997)

                                     II-2

4.6         Rights Agreement, dated June 21, 1989, between the Company and The
            First National Bank of Chicago, as Rights Agent (incorporated by reference to Exhibit 10.35 to the Company's Annual Report on Form
            10-K for the fiscal year ended June 30, 1989)

4.7         Amendment to Rights Agreement, effective as of April 29, 1993
            (incorporated by reference to Exhibit 3.2 to the Company's
            Registration Statement on Form 8-A/A-1 dated January 12, 1996)

4.8 Amendment to Rights Agreement, dated August 17, 1995 (incorporated by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A/A dated September 7, 1995)

4.9*        Savings Plan for Hourly Employees of IMC-Agrico, Inc. Represented by
            Local #968 International Chemical Workers Union

23.1*       Consent of Ernst & Young LLP

23.2*       Consent of PricewaterhouseCoopers LLP

23.3*       Consent of Arthur Andersen, Chartered Accounts

23.4*       Consent of Arthur Andersen LLP

24*         Form of Power of Attorney

--------------------------------
*Filed herewith.


      The Company will submit or has submitted the Plan and any amendment thereto to the Internal Revenue Service (the "IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan under Section 401 of the Internal Revenue Code of 1986, as amended.

ITEM 9.     UNDERTAKINGS.

      (a)   The Company hereby undertakes:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

      (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

      (ii) To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

      (iii) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Company pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement;

      (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remained unsold at the termination of the offering.

      (b) The Company hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                      SIGNATURES


      THE REGISTRANT. Pursuant to the requirements of the Securities Act, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Northbrook, State of Illinois this 31st day of December, 1998.

                        IMC GLOBAL INC.


                        By:    /s/ J. BRADFORD JAMES
                           ---------------------------------------
                               J. Bradford James
                               Senior Vice President and Chief Financial Officer


      Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated, this 31st day of December, 1998.

            SIGNATURE                                 TITLE
            ---------                                 -----
                *                   Chief Executive Officer, Director and Chairman of the Board
---------------------------------   (principal executive officer)
      Robert E. Fowler, Jr.

                *                   President, Chief Operating Officer and Director
---------------------------------   (principal operating officer)
      Douglas A. Pertz

                *                   Senior Vice President and Chief Financial Officer
---------------------------------   (principal financial officer)
      J. Bradford James

                *                   Vice President and Controller
---------------------------------   (principal accounting officer)
      Anne M. Scavone

                *                   Director
---------------------------------
      Raymond F. Bentele

                *                   Director
---------------------------------
      Wendell F. Bueche

                *                   Director
---------------------------------
      Rod F. Dammeyer

                *                   Director
---------------------------------
      James M. Davidson

                                       II-5

                *                   Director
---------------------------------
      Harold H. MacKay

                *                   Director
---------------------------------
      David B. Mathis

                *                   Director
---------------------------------
      Donald F. Mazankowski

                *                   Director
---------------------------------
      Joseph P. Sullivan

                *                   Director
---------------------------------
      Richard L. Thomas

                *                   Director
---------------------------------
      Billie B. Turner


     /s/ ROSE  MARIE  WILLIAMS
-----------------------------------
*By Rose Marie Williams, Attorney-in-fact



      THE PLAN. Pursuant to the requirements of the Securities Act, the trustees (or other persons who administer the Plan) have duly caused this registration statement to be signed on their respective behalf by the undersigned, thereunto duly authorized, in the City of Northbrook, State of Illinois, this 31st day of December, 1998.

                                 SAVINGS PLAN FOR
                       HOURLY EMPLOYEES OF IMC-AGRICO, INC.
                             REPRESENTED BY LOCAL #968
                        INTERNATIONAL CHEMICAL WORKERS UNION



                        By: /s/ J. BRADFORD JAMES
                           ----------------------------------
                             J. Bradford James
                             Member of the Benefits Committee

                                    EXHIBIT INDEX

EXHIBIT NO. DESCRIPTION
----------  -----------
4.1         Restated Certificate of Incorporation, as amended (incorporated by reference to Exhibit 3.1 to the Company's Current Report on Form 8-K
            dated October 21, 1994)

4.2 Certificate of Amendment to Restated Certificate of Incorporation, dated October 20, 1994 (incorporated by reference to Exhibit 3.2 to the Company's Annual Report on Form 10-K dated September 24, 1997)

4.3 Certificate of Amendment to Restated Certificate of Incorporation, dated October 23, 1995 (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form 8-A/A-1 dated January
            12, 1996)

4.4 Certificate of Amendment to Restated Certificate of Incorporation, dated March 1, 1996 (incorporated by reference to Exhibit 4.4 to the Company's Post-Effective Amendment No. 1 on Form S-B to Form S-4
            (Registration No. 333-0439) dated March 1, 1996)

4.5 By-laws of the Company (incorporated by reference to Exhibit 4.5 to the Company's Registration Statement on Form S-4 (Registration No.
            333-40377)  dated November 17, 1997)

4.6         Rights Agreement, dated June 21, 1989, between the Company and The
            First National Bank of Chicago, as Rights Agent (incorporated by reference to Exhibit 10.35 to the Company's Annual Report on Form
            10-K for the fiscal year ended June 30, 1989)

4.7         Amendment to Rights Agreement, effective as of April 29, 1993
            (incorporated by reference to Exhibit 3.2 to the Company's
            Registration Statement on Form 8-A/A-1 dated January 12, 1996)

4.8 Amendment to Rights Agreement, dated August 17, 1995 (incorporated by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A/A dated September 7, 1995)

4.9*        Savings Plan for Hourly Employees of IMC-Agrico, Inc. Represented by
            Local #968 International Chemical Workers Union

23.1*       Consent of Ernst & Young LLP

23.2*       Consent of PricewaterhouseCoopers LLP

23.3*       Consent of Arthur Andersen, Chartered Accounts

23.4*       Consent of Arthur Andersen LLP

24*         Form of Power of Attorney

--------------------------------
*Filed herewith.

                                       II-7